                                                                   Exhibit 10.40

     SCHEDULE TO FORM OF AHP SHORTFALL FUNDING AGREEMENT FILED PURSUANT TO
                 INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


Facility Location        Date                   Location of Property     Management Firm             Management Agreement
                                                                                                     Dated As Of
-----------------------------------------------------------------------------------------------------------------------
Anderson, IN             January 30, 1998       Anderson, Indiana        Balanced Care at            January 30, 1998
                                                                         Anderson, Inc.

Evansville, IN           June 16, 1998          Evansville, Indiana      Balanced Care at            June 16, 1998
                                                                         Evansville, Inc.

Jackson, TN              January 30, 1998       Jackson, Tennessee       Balanced Care at            January 30, 1998
                                                                         Jackson, Inc.

Facility Location        Collateral Account     Capitalization of        Pro Rata Percent For        Return Percent For
                         Deposit                Lessee                   Defaults                    Asset Purchase Price
-----------------------------------------------------------------------------------------------------------------------
Anderson, IN             $200,000               Deposit of $600,000      25%                         25%
                                                by April 2, 1998

Evansville, IN           $150,000               Deposit of               27.5%                       27.5%
                                                $1,000,000 by March
                                                30, 1999

Jackson, TN              $200,000               Deposit of $600,000      25%                         25%
                                                by April 2, 1998